EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended August 31, 2007 (the "Report") by Advanced Media Training, Inc. ("Registrant"), the undersigned hereby certifies that:

1. to the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.




October 16, 2007                          By:  /S/ ROBERT STEVENS
                                               ---------------------------------
                                               Robert Stevens
                                               Chief Executive Officer and Chief
                                               Financial Officer